                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                                INCONTROL, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 17, 1998
                                      BY
                          PEGASUS ACQUISITIONS CORP.
                    AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF
                              GUIDANT CORPORATION

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   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON MONDAY, SEPTEMBER 14, 1998, UNLESS THE OFFER IS EXTENDED.
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                       THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

        By Mail:            By Overnight Delivery:            By Hand:

   First Chicago Trust        First Chicago Trust        First Chicago Trust
         Company                    Company                    Company
       of New York                of New York                of New York
   Tenders & Exchanges        Tenders & Exchanges        Tenders & Exchanges
       Suite 4660         c/o Securities Transfer and
                            Reporting Services Inc.

                                                             Suite 4680
      P.O. Box 2569          One Exchange Plaza--        14 Wall Street, 8th
 Jersey City, NJ 07303-           Third Floor                   Floor
          2569                New York, NY 10006         New York, NY 10005

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by holders of Shares (as defined below) of InControl, Inc. (the "Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made by book-entry transfer to an account maintained by First Chicago Trust Company of New York (the "Depositary") at The Depository Trust Company ("DTC"), (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

  Stockholders whose Certificates are not immediately available or who cannot deliver either their Certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

    Name of Tendering Institution: ____________________________________________

    Account Number: ___________________________________________________________

    Transaction Code Number: __________________________________________________

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s): ______________________________________________

Window Ticket Number (if any): ________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution that Guaranteed Delivery: _________________________________

If delivered by book-entry transfer through The Depository Trust Company, complete the following: _______________________________________________________

    Account Number: ___________________________________________________________

    Transaction Code Number: __________________________________________________

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                        DESCRIPTION OF SHARES TENDERED
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  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
   HOLDER(S)
 (PLEASE FILL
 IN, IF BLANK,
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON          SHARE       NUMBER OF SHARES       NUMBER
      THE           CERTIFICATE     REPRESENTED BY       OF SHARES
CERTIFICATE(S))    NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)

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                   TOTAL SHARES

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 (1) Need not be completed by Stockholders delivering Shares by Book-Entry
     Transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
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                                       2

                  NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Pegasus Acquisitions Corp., a Delaware corporation ("Purchaser"), and an indirect wholly-owned subsidiary of Guidant Corporation, an Indiana corporation ("Parent"), the above-described shares of common stock, $.01 par value (the "Shares"), of InControl, Inc., a Delaware corporation (the "Company"), for $6 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 17, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to any direct or indirect wholly-owned subsidiary of Purchaser, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other assets, property or securities issued or issuable in respect of such Shares on or after August 17, 1998 (a "Distribution") and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares; (ii) present such Shares (and any Distributions) for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership (including, without limitation, the right to sell, assign, convey or transfer) of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

  The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Purchaser (and any Distributions) including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered with this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorneys and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions), including voting at any meeting of Stockholders then scheduled.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions issued to the undersigned on or after August 17, 1998 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in it sole discretion.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares, upon the terms and subject to the conditions of the Offer.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder if Purchaser does not accept for payment any of the Shares tendered hereby.

-----------------------------------     ----------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6, AND            (SEE INSTRUCTIONS 1, 5, 6 AND 7)
                7)


                                             To be completed ONLY if Certif-
  To be completed ONLY if Certif-           icates for Shares not tendered
 icates for Shares not tendered             or not accepted for payment and
 or not accepted for payment and            the check for the purchase price
 the check for the purchase price           of Shares accepted for payment
 of Shares accepted for payment             are to be sent to someone other
 are to be issued in the name of            than the undersigned or to the
 someone other than the under-              undersigned at an address other
 signed.                                    than that shown above.


  Issue Check/Certificate(s) to:
                                            Mail Check/Certificate(s) to:
 Name: ___________________________
      (PLEASE TYPE OR PRINT)                Name:_____________________________
                                                 (PLEASE TYPE OR PRINT)
 Address: ________________________
                                            Address:__________________________
 _________________________________
        (INCLUDE ZIP CODE)                  __________________________________
                                                   (INCLUDE ZIP CODE)
 _________________________________
   (TAX IDENTIFICATION OR SOCIAL            __________________________________
           SECURITY NO.)                       (TAX IDENTIFICATION OR SOCIAL
     (SEE SUBSTITUTE FORM W-9)                         SECURITY NO.)

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in the Book-Entry Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to, or Certificates evidencing unpurchased Shares are to be issued to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

  2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded with this Letter of Transmittal or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile), with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Certificates for tendered Shares must be received by the Depositary at one of those addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary on or prior to the Expiration Date or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

  Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all the tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in Section 2 of the Offer to Purchase) in connection with a book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile) must accompany each delivery.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

  4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new Certificate for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to Purchaser of that person's authority to so act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on the Certificate(s) or instruments of transfer must be guaranteed by an Eligible Institution.

  6. TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, the appropriate box on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and the Shares are delivered by Book-Entry Transfer Facility, the Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent (as defined below) at its address or telephone number set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Purchaser's expense.

  9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

  10. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on the payment received upon the surrender of Certificate(s), a former Stockholder must, unless an exemption applies, provide the Depository with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made in exchange for the surrendered Shares may be subject to backup withholding of 31%.

  Backup withholding is not an additional Federal income tax. Rather, the amount of such tax withheld will be credited against the Federal income tax liability of persons subject to backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  If the former Stockholder is an individual, the TIN is his or her social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Certificate(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depository is not provided with a TIN, the Depository will withhold 31% on all payments until it is provided with a TIN.

  Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt person by submitting a statement, signed under penalties of perjury, certifying such individual's foreign status. Such statements can be obtained from the Depository. A former Stockholder should consult his or her tax advisor about his or her qualification for exemption from backup withholding and the procedure for obtaining such exemption. For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the Stockholder should promptly notify the transfer agent for the Company, ChaseMellon Shareholder Services at
(800) 522-6645. The Stockholders will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

  --------------------------------------------------------------------------
              PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

  --------------------------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR
     SUBSTITUTE         TIN IN THE BOX AT RIGHT AND        -----------------
     FORM W-9           CERTIFY BY SIGNING AND             Social Security
                        DATING BELOW.                      Number(s)
     ----------------------------------------------------


                        Name (Please Print) _____________           OR
     DEPARTMENT OF THE                                      -----------------
     TREASURY           Address__________________________       Employee
     INTERNAL REVENUE                                        Identification
     SERVICE             City_______ State___ Zip Code___       Number(s)


                        PART II--Awaiting TIN [_]
                       --------------------------------------------------------
     PAYER'S REQUEST
     FOR
     TAXPAYER          --------------------------------------------------------
     IDENTIFICATION     Certifications--Under the penalties of perjury, I
     NUMBER (TIN)       certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me),

                        (2) I am not subject to backup withholding because
                            (a) I am exempt from backup withholding; (b) I
                            have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                        (3) Any other information provided on this form is
                            true, correct and complete.
                        --------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

     ------------------------------------------------------------------------

SIGN SIGNATURE: __________________________________     DATE ___________ , 199_
HERE
  --------------------------------------------------------------------------
     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

           PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.
  --------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide this number.


     Signature ____________________________________      Date ____________
  --------------------------------------------------------------------------

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

                    The Information Agent for the Offer is:

                                      LOGO

                               Wall Street Plaza
                               New York, NY 10005
                Banks and Brokers Call: (212) 440-9800 (collect)
                                       or
                  All Others Call: (800) 223-2064 (toll free)

                      The Dealer Manager for the Offer is:

                               Piper Jaffray Inc.

                              Piper Jaffray Tower
                             222 South Ninth Street
                             Minneapolis, MN 55402
                                 (800) 333-6000
                                 Extension 6220

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